1933 Act File No.    333-231734

1940 Act File No.    811-23426

As filed with the Securities and Exchange Commission on October 27, 2021.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. 4 ☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 7 ☒

(Check appropriate box or boxes)

Infusive US Trust

(Exact Name of Registrant as Specified in Charter)

c/o Infusive Asset Management Inc.

60 East 42nd Street, Suite 1840

New York, NY 10165

(Address of Principal Executive Office)(Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 585-9612

Corporation Service Company

251 Little Falls Drive

Wilmington, DE 19808

(Name and Address of Agent for Service)

With Copies to:

Peter J. Shea, Esq.

K&L Gates LLP

599 Lexington Ave

New York, NY 10022

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)	☒ on October 28, 2021 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

File Nos. 333-231734 and 811-23426

INFUSIVE® COMPOUNDING GLOBAL EQUITIES ETF

Listed on NYSE Arca, Inc.

Ticker: JOYY     CUSIP: 45687D 106

October 28, 2021

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured  |  May Lose Value  |  No Bank Guarantee

The Infusive Compounding Global Equities ETF (the “Fund”) is an exchange-traded fund (“ETF”). This means that shares of the Fund are listed on a national stock exchange, the NYSE Arca, Inc., and trade at market prices. The market price for the Fund’s shares may be different from their net asset value per share (“NAV”).

MSCI is a service mark of MSCI Inc. and has been licensed for use for certain purposes by Infusive Asset Management Inc. (“Infusive” or “Advisor”) or its affiliates. “Infusive®” and “Consumer Alpha®” are registered trademarks of Infusive and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc., nor does MSCI Inc. make any representations regarding the advisability of investing in the Fund.

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SUMMARY INFORMATION

INFUSIVE COMPOUNDING GLOBAL EQUITIES ETF

Investment Objective

The Infusive Compounding Global Equities ETF (the “Fund”) seeks to track the investment results, (before fees and expenses) of the Infusive Global Consumer Champions Index.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you buy, hold, and sell shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker which are not reflected in the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees (1)	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.51%

(1)	Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a return of 5% each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$52	$164	$285	$640

Portfolio Turnover. The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended June 30, 2021, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in securities included in the Infusive Global Consumer Champions Index (the “Underlying Index”). The Fund also may invest up to 20% of its assets in instruments other than the securities of the Underlying Index, including derivatives (such as certain forwards, futures, options and swap contracts), cash and cash equivalents, as well as in securities not included in the Underlying Index, but which the Advisor believes will help the Fund track the Underlying Index.

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Unlike many investment companies, the Fund does not try to “beat” the index it tracks. Instead, the Fund uses a passive management strategy designed to track the total return performance of the Underlying Index. The Fund intends to fully replicate the Underlying Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Underlying Index that have aggregate characteristics similar to those of the Underlying Index.

The Underlying Index seeks long-term capital appreciation by investing in a portfolio of global, publicly-listed companies that are determined by MSCI, Inc. (the “Index Provider”) to meet the definition of a Consumer Alpha company. Developed by the Advisor, Consumer Alpha refers to companies that provide products or services that elicit joy and make the consumer happy, which creates inelastic and consistent demand, and ultimately, provides pricing power and steady profit growth for the companies. The Advisor has observed that this emotionally-driven consumption is driven by consumers’ deep-rooted, immutable human impulses and desires. Consumer Alpha represents the unique focus on the consumer, instead of conventional consumer companies, which allows investment across consumer sectors and differentiates the Fund from other consumer sector funds.

In order to select the Consumer Alpha companies for the Underlying Index, the Index Provider utilizes a quantitative methodology that includes several systematic and fundamental filters. The Underlying Index is based on the MSCI ACWI IMI Index, its parent index which includes large-, mid- and small-capitalization stocks. The systematic filters identify companies that are liquid based on average daily traded value, have market capitalizations of $1.0 billion or greater, and are from the consumer staples, consumer discretionary, information technology and communication services sectors (as classified by the Global Industry Classification Standard (GICS)). Within these GICS sectors, the Index Provider further narrows down the selected companies by filtering for a subset of GICS sub-industries that contain Consumer Alpha companies based on these sub-industries providing products or services that elicit joy and make the consumer happy. The Index Provider then applies the fundamental filters. These fundamental filters are based on the companies’ financial performance and vary for each sub-industry, but in essence seek to identify companies that have maintained consistently attractive levels of sales growth and / or profitability relative to their sub-industry. By selecting companies that exhibit these fundamental characteristics in their financial performance, this will yield Consumer Alpha companies as described above. Finally, the selected securities are weighted in proportion of their total market capitalization in order to determine the ultimate Underlying Index. The Advisor believes that these quantitative rules create an Underlying Index that consists of Consumer Alpha companies.

The Underlying Index typically includes approximately 80 publicly traded securities that are weighted according to total market capitalization. The composition of the Underlying Index is rebalanced quarterly. Issuers undergoing initial public offerings or other relevant corporate action may be added to the Underlying Index, consistent with the Underlying Index’s selection methodology. The Underlying Index is constructed to limit turnover and excessive exposure to particular industries or component weights.

As of September 30, 2021, the Underlying Index consisted of 75 securities, which had an average market capitalization of $203 billion, median market capitalization of $78 billion, total capitalizations ranging from $14 billion to $2,339 billion and were concentrated in the consumer staples (29%), consumer discretionary (34%), information technology (12%) and communication services (25%) sectors. As of September 30, 2021, the Underlying Index was comprised of stocks of companies in the following countries or regions: United States, Europe, the Americas, and Asia, including China.

The components of the Underlying Index and the percentages represented by various sectors in the Underlying Index may change overtime. The Fund will concentrate its investments in a particular industry or group of industries (i.e., hold more than 25% of its assets) to approximately the same extent that the Underlying Index is concentrated.

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Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities and will invest significantly (at least 40%, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in securities of non-U.S. issuers. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries, which may include the United States.

Principal Investment Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. The Fund is not a complete investment program. Therefore, investors should consider carefully the following risks before investing in the Fund.

Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Passive Investment Risk. The Fund is not actively managed, and the Advisor generally does not attempt to take defensive positions under any market conditions, including declining markets.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

Communication Services Sector Risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Companies in the communication services may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in services, which would have a material adverse effect on their businesses. The communications industry is also heavily regulated. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered.

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Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies that sell nonessential goods and services, including the retail, leisure and entertainment, media and automotive industries. The consumer discretionary sector may be affected by changes in domestic and international economies, commodity price volatility, imposition of import controls, depletion of resources and labor relations, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns. In addition, companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Consumer discretionary companies may be adversely affected and lose value more quickly in periods of economic downturns given that the products of these companies may be viewed as luxury items during times of economic downturn. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The Fund’s performance may be affected by such susceptibilities if the Fund invests in this sector.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. In particular, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, changes in exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions, among others. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

Information Technology Sector Risk. The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The value of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability.

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Interactive Media and Services Industry Risk. The success of the interactive media and services industry may be tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the interactive media and services industry may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, interactive media and services in the marketplace.

Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Currency Risk. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund has not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Depositary Receipt Risk. To the extent the Fund invests in foreign companies, the Fund’s investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). While the investment in ADRs, EDRs and GDRs, which are traded on exchanges and represent ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in them continue to be subject to certain of the risks associated with investing directly in foreign securities, such as political and exchange rate risks.

Equity Securities Risk. Common stocks are subject to changes in value, and their values may be more volatile than those of other asset classes. The Underlying Index is comprised of common stocks, which generally subject their holders to more risks than holders of preferred stock and debt securities because common stockholders’ claims are subordinated to holders of preferred stock and debt securities upon the bankruptcy of the issuer.

Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Risk of Investing in the United States. The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. The Fund may lose money due to political, economic and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. The Fund is specifically exposed to European Economic Risk.

Eurozone Economic Risk. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares.

Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. The United Kingdom (U.K.) left the EU, commonly referred to as "Brexit,” on January 31, 2020. The U.K. and EU have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known.

Risk of Investing in Asia. Investments in securities of issuers in certain Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Certain Asian countries have experienced expropriation and/or nationalization of assets, confiscatory taxation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, could have a severe adverse effect on Asian economies. Some economies in this region are dependent on a range of commodities, and are strongly affected by international commodity prices and particularly vulnerable to price changes for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade and economic conditions in other countries can impact these economies.

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Risk of Investing in China. Investments in Chinese securities, including certain Hong Kong-listed securities, subject the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Investing in China involves risk of loss due to nationalization, expropriation, and confiscation of assets and property. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non- convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China's or the region's security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund's investments. Export growth continues to be a major driver of China's rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy.

There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about issuers in China or an issuer's operations in China.

Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in these markets and may adversely affect their economies and the Fund’s investments.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large- capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the “Creations and Redemptions” section of this prospectus (this “Prospectus”)), a third-party investor, the Fund’s advisor or an affiliate of the Fund’s Advisor, or a fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

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Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem in large blocks of shares called “Creation Units” (as defined in the “Purchase and Sale of Fund Shares” section of this Prospectus), the Fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in non-U.S. securities or other securities or instruments that are less widely traded.

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s advisor, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, the Index Provider, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Derivatives Risk. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures, options, and swaps. Derivatives are subject to a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. These risks include leveraging risk, liquidity risk, interest rate risk, market risk, credit/default risk, counterparty risk, and management risk.

Forward and Futures Contract Risk. The primary risks associated with the use of forward and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) the possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) the possibility that the counterparty will default in the performance of its obligations; and (d) the possibility that, if the Fund has insufficient cash, the Fund may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Investment Risk. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value.

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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV.

National Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tracking Error Risk. Tracking error is the divergence of a fund’s performance from that of the applicable underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the applicable underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units, which are expected to be worth in excess of $1 million each. Only Authorized Participants (as defined below) may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

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Performance Information

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table illustrates how the Fund’s average annual total returns for 1 year and since inception periods compare with those of the Underlying Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance is also available on the Fund’s website at www.infusive.com or by calling the Fund toll free at 1-844-INF-JOYY (1-844-463-5699).

Annual Total Returns as of December 31

2020

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 22.53% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was -13.98% (quarter ended March 31, 2020). The calendar year-to-date total return of the Fund as of September 30, 2021 was -2.46%.

Average Annual Total Returns for the Periods Ended December 31, 2020

		Since
		Inception
	1 Year	(12/24/19)
Return Before Taxes	33.53%	33.52%
Return After Taxes on Distributions	32.75%	32.75%
Return After Taxes on Distributions and Sale of Fund Shares	19.93%	25.28%
Infusive Global Consumer Champions Index
(reflects no deduction for fees, expenses or taxes)	33.98%	34.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor. Infusive Asset Management  Inc. is the Fund’s investment advisor and is responsible for the Fund’s day-to-day investment management.

Portfolio Managers. Jacques Jenny and Eric Cheng (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Jacques Jenny has been a Portfolio Manager of the Fund since its inception and Eric Cheng has been a Portfolio Manager since 2021.

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Purchase and Sale of Fund Shares

The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange and may only be bought and sold in the secondary market through a broker or dealer at a market price. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor, and accepted by the Transfer Agent. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Information on the Fund's net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.infusive.com.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Infusive Asset Management Inc. or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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OVERVIEW

Infusive Compounding Global Equities ETF (the “Fund”) is a series of the Infusive US Trust, a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is operated as an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (“APs”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Infusive Global Consumer Champions Index (the “Underlying Index”) may vary for a number of reasons, including transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. “Tracking error” is the divergence of the performance (return) of the Fund’s portfolio from that of the Underlying Index. Infusive Asset Management Inc., the investment advisor to the Fund (the “Advisor”), expects that, over time, the Fund’s tracking error will not exceed 5%.

Shares of the Fund (the “Shares”) are listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange from its net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 50,000 Shares. Creation Units of the Fund are issued and redeemed in cash and/or in-kind for securities included in, or otherwise as necessary to replicate, the Underlying Index. As a result, retail investors generally are not able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors purchase or sell Shares in the secondary market through a broker.

In order to provide additional information regarding the value of Shares of the Fund, the Exchange, a market data vendor or other information provider, disseminates the Indicative Intra-Day Value (“IIV”) for the Fund. The Fund’s IIV is disseminated every 15 seconds during the regular trading hours of the Exchange. The IIV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio holdings of the Fund as of a particular point in time, or an accurate valuation of the current portfolio. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, nor responsible for, the calculation or dissemination of the IIV and makes no representations or warranty as to its accuracy.

This Prospectus provides the information you need to make an informed decision about investing in the Fund. It contains important facts about the Trust and the Fund.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. The Fund is not a complete investment program.

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Changes in Investment Objective. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

DESCRIPTION OF THE PRINCIPAL STRATEGIES OF THE FUND

The Fund seeks to track the investment results, (before fees and expenses) of the Underlying Index. Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes, exclusive of collateral held from securities lending) in securities included in the Underlying Index.

The Advisor anticipates that, generally, the Fund will hold all of the securities that comprise the Underlying Index in approximate proportion to their respective weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a representative sample of securities in the Underlying Index. There also may be instances in which the Advisor may choose to underweight or overweight a security in the Fund’s Underlying Index, purchase securities not in the Fund’s Underlying Index that the Advisor believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index. The Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), temporarily invest in securities not included in the Underlying Index that are expected to replicate the performance of securities included in the Underlying Index.

Given the Fund’s investment objective of attempting to track its Underlying Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Underlying Index seeks long-term capital appreciation by investing in a portfolio of global, publicly-listed companies that are determined by MSCI, Inc. (the “Index Provider”) to meet the definition of a Consumer Alpha company. The Infusive Global Consumer Champions Index is a custom index that is owned and calculated by the Index Provider, is based on the MSCI ACWI IMI Index (the “Parent Index”) and aims to reflect the performance of Infusive’s Consumer Alpha strategy. Developed by the Advisor, Consumer Alpha refers to companies that provide products or services that elicit joy and make the consumer happy, which creates inelastic and consistent demand, and ultimately, provides pricing power and steady profit growth for the companies.

Using Consumer Alpha, the Index Provider constructs the Underlying Index in accordance with a rules-based methodology. The Underlying Index is a product of the Index Provider, which is independent of the Fund and the Advisor. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Under normal circumstances, the Fund invests in at least 80% of its total assets in equity securities and will invest significantly (at least 40%, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in securities of non-U.S. issuers. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund allocates its assets among no less than three countries, which may include the United States. The Fund may change these policies upon 60 days’ notice to shareholders.

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The Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, repurchase agreements, reverse repurchase agreements, and options on securities, indices, and futures contracts; provided, however, the Fund is not permitted to invest in commodities derivatives.

The Fund may invest up to 20% of its assets in securities and other instruments including derivatives (such as certain forwards, futures, options and swap contracts), cash and cash equivalents, as well as in securities not included in the Underlying Index, but which the Advisor believes will help the Fund track the Underlying Index.

ADDITIONAL INVESTMENT STRATEGIES

The additional investment strategies outlined below do not represent and are distinct from the principal investment strategies of the Fund.

Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Fund’s’ Statement of Additional Information (“SAI”) under “Investment Restrictions.”

UCITS Eligibility Restrictions

Additionally, in order to permit investments by funds authorized under the European Union’s Undertakings for Collective Investment in Transferable Securities Directive, as amended (the “UCITS Directive”), the Fund will limit its investments to instruments that are eligible investments for UCITS funds (referred to in the UCITS Directive as “transferable securities” and money market instruments), which, in the opinion of the Advisor, is consistent with the types of instruments in which the Fund will invest as described in the prospectus and SAI. In addition, the Fund is required to be managed with a diversification profile similar to a UCITS fund. In this regard, and notwithstanding anything to the contrary in the prospectus or SAI, the Fund: (i) will limit borrowings for temporary purposes to no more than 10% of its net assets; (ii) will not invest more than 10% of its net assets in other funds or pooled investment vehicles; (iii) will invest in UCITS-eligible assets; (iv) will follow a diversification profile similar to UCITS, (v) will invest no more than 20% of its net assets in the securities of a single issuer; (vi) will re-invest cash collateral received in accordance with the above diversification rules; (vii) will not invest either directly or indirectly through derivatives in private equity, commodities or real estate; and (viii) will not engage in physical short selling.

Securities Lending

The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent (and at least 105% for foreign securities). This collateral is marked to market on a daily basis.

Borrowing Money

Subject to the UCITS Eligibility Restrictions above, the Fund may borrow money from a bank as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the U.S. Securities and Exchange Commission or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes.

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DESCRIPTION OF PRINCIPAL RISKS OF THE FUND

The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s advisor or an affiliate of the Fund’s advisor, or a fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in non-U.S. securities or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.

Communication Services Sector Risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Companies in the communication services may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in services, which would have a material adverse effect on their businesses. The communications industry is also heavily regulated. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered.

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Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.

Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies that sell nonessential goods and services, including the retail, leisure and entertainment, media and automotive industries. The consumer discretionary sector may be affected by changes in domestic and international economies, commodity price volatility, imposition of import controls, depletion of resources and labor relations, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns. In addition, companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Consumer discretionary companies may be adversely affected and lose value more quickly in periods of economic downturns given that the products of these companies may be viewed as luxury items during times of economic downturn. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The Fund’s performance may be affected by such susceptibilities if the Fund invests in this sector.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. In particular, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, changes in exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions, among others. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar or if there are delays or limits on repatriation of the local currency, even if the local currency value of the Fund’s holdings in that market increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning.

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Cyber Security Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Fund’s advisor, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

Depositary Receipt Risk. To the extent a Fund invests in, or has exposure to, foreign companies, investment may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

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Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.

Derivatives Risk. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures, options, and swaps. Derivatives are subject to a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. These risks include leveraging risk, liquidity risk, interest rate risk, market risk, credit/default risk, counterparty risk, and management risk.

Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. The Underlying Index is comprised of common stocks, which generally subject their holders to more risks than holders of preferred stock and debt securities because common stockholders’ claims are subordinated to holders of preferred stock and debt securities upon the bankruptcy of the issuer.

Eurozone Economic Risk. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares.

Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. The United Kingdom (U.K.) left the EU, commonly referred to as "Brexit,” on January 31, 2020. The U.K. and EU have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.

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Forward and Futures Contract Risk. The primary risks associated with the use of forward and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) the possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) the possibility that the counterparty will default in the performance of its obligations; and (d) the possibility that, if the Fund has insufficient cash, the Fund may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Geographic Risk. Some of the companies in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund.

Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. The Advisor’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to the Advisor. Consequently, the Advisor does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly since the Underlying Index is not commonly used as a benchmark by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Unscheduled rebalances to the Underlying Index may expose the Fund to additional tracking error risk, which is the risk that the Fund’s returns may not track those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

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Information Technology Sector Risk. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The value of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability.

Interactive Media and Services Industry Risk. The success of the interactive media and services industry may be tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the interactive media and services industry may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, interactive media and services in the marketplace.

Investment Risk. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.

Management Risk. To the extent the Fund does not replicate the Underlying Index, the Fund is subject to management risk. This is the risk that the Advisor’s security selection or trading process, which is subject to a number of constraints, may not produce the intended results. Alternatively, to the extent the Advisor determines to manage the Fund by replicating the Underlying Index, it is likely to experience higher portfolio turnover and brokerage costs, which erode performance.

Market Risk. Market risk arises mainly from uncertainty about future values of securities and other financial instruments held by the Fund. The Fund could lose money if the value of securities or other assets decline temporarily due to short-term market movements or over a longer period due to prolonged changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer, region, market, industry, sector or asset class. Sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, international trade and tariff disputes, epidemics, pandemics or other public health issues, recessions, or other events could have a significant and protracted impact on the Fund and its investments.

Turbulence in the financial and credit markets and reduced market liquidity may negatively affect issuers, which could have an adverse effect on the Fund. Changes in financial and credit market conditions and interest rates generally do not have the same impact on all types of securities and other financial instruments, the market value of the Fund’s shares may fluctuate as a result of the movement of the overall stock or bond market. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve or other government actors could cause increased volatility in financial and credit markets and lead to higher Fund share volatility or higher levels of Fund redemptions, which could negatively impact the Fund and cause you to lose money.

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Market Trading Risk

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.

Risk of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Advisor believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.

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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large- capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

National Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Non-U.S. Securities Risk. Investments in the securities of non-U.S. issuers are subject to the risks of investing in the markets where such issuers are located, including heightened risks of inflation or nationalization and market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

•	Greater securities price volatility;

•	Exchange rate fluctuations and exchange controls;

•	Less availability of public information about issuers;

•	Limitations on foreign ownership of securities;

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•	Imposition of withholding or other taxes;

•	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

•	Higher transaction and custody costs and delays in settlement procedures;

•	Difficulties in enforcing contractual obligations;

•	Lower levels of regulation of the securities markets;

•	Weaker accounting, disclosure and reporting requirements; and

•	Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. the Advisor generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risk of Investing in Asia. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

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Certain Asian countries are subject to a considerable degree of political and social instability, which could adversely affect the Fund's investments:

•	Government Control and Regulations. Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policies, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect Fund investments.

•	Political and Social Risk. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection may exacerbate social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.

Expropriation Risk. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Risk of Investing in China. Investments in Chinese securities, including certain Hong Kong-listed securities, subject the Fund to risks specific to China. The Chinese economy is subject to a considerable degree of economic, political and social instability:

Political and Social Risk. The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. There is also a greater risk in China than in many other countries of currency fluctuations, currency non- convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China's growing income inequality, rapidly aging population and significant environmental issues also are factors that may affect the Chinese economy.

Government Control and Regulations. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, government control over certain sectors or enterprises and significant regulation of investment and industry is still pervasive, including restrictions on investment in companies or industries deemed to be sensitive to particular national interests, and the Chinese government may restrict foreign ownership of Chinese corporations and/or the repatriation of assets by foreign investors. Investing in China involves risk of loss due to nationalization, expropriation, and confiscation of assets and property. Limitations or restrictions on foreign ownership of securities may have adverse effects on the liquidity and performance of the Fund, and could lead to higher tracking error. Government market interventions may have a negative impact on market sentiment, which may in turn affect the performance of the Chinese economy and the Fund’s investments. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, lack of publicly-available information and/or political and social instability.

There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about issuers in China or an issuer's operations in China.

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Economic Risk. The Chinese economy has grown rapidly in the recent past and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Expropriation Risk. The Chinese government maintains a major role in economic policymaking and investing in China involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Security Risk. China has strained international relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities, defense concerns and other security concerns. Relations between China’s Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy. In addition, conflict on the Korean Peninsula could adversely affect the Chinese economy.

Chinese Equity Markets. The Fund may invest in H-shares (securities of companies incorporated in the People's Republic of China (“PRC”) that are denominated in Hong Kong dollars and listed on the Stock Exchange of Hong Kong). The Fund may also invest in certain Hong Kong listed securities known as Red-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by entities owned by the national government or local governments in the PRC and derive substantial revenues or allocate substantial assets in the PRC) and P-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in the PRC and derive substantial revenues or allocate substantial assets in the PRC). The issuance of H-shares by Chinese companies and the ability to obtain a “back-door listing” through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. “Back-door listing” is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policy in China.

Stock Connect. The Fund may invest in China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect Programs”) involve unique risks. The Stock Connect Programs are relatively new and there is no guarantee that they will continue. Trading through Stock Connect Programs is subject to daily quotas that limit the maximum daily net purchases and daily limits on permitted price fluctuations. Trading suspensions are more likely in the A-shares market than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund’s ownership interest in Stock Connect Programs securities will not be reflected directly, and thus the fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.

Hong Kong Political Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the PRC under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund's NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund's NAV.

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Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Risk of Investing in the United States. The Fund has significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.

Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units,” which are generally worth in excess of $1 million each. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Structural Risk. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.

Tracking Error Risk. Tracking error is the divergence of a fund’s performance from that of the applicable underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

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Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index. Authorized Participants who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund has not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

DISCUSSION OF ADDITIONAL RISKS

The Fund may also be subject to certain other risks associated with its investments and investment strategies.

Calculation Methodology Risk. The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Index Provider, the Advisor, nor the Fund can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Costs of Buying or Selling Shares. Investors buying or selling the Shares in the Secondary Market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Shares based on trading volume and market liquidity. In addition, increased market volatility may cause increased bid/ask spreads.

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. In those instances, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

Leverage Risk. Leverage, including borrowing, may cause the Fund to be more volatile by magnifying the Fund’s gains or losses than if the Fund had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in assets that are or become illiquid, it may reduce the returns of the Fund because it may be unable to sell these illiquid securities at advantageous times or prices. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.

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Representative Sampling Risk. If, under certain circumstances, the Fund elects to use a representative sampling approach, this will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Tax Risk. To the extent that the Fund makes distributions that constitute a return of capital, the return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Certain aspects of the tax treatment of derivatives are unclear for purposes of determining the Fund’s meeting the requirements for maintaining its qualification as a regulated investment company. In addition, the Fund’s transactions in derivatives may result in the Fund realizing more short-term capital gains and ordinary income that are subject to higher ordinary income tax rates when distributed to shareholders than if the Fund did not engage in such transactions.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Please refer to the SAI for a more complete discussion of the risks of investing in the Fund.

CONTINUOUS OFFERING

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1934 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that such Fund’s prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

CREATION AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units”. For the Fund, a Creation Unit is comprised of 50,000 Shares. The number of Shares in a Creation Unit may change in the event of a share split, reverse split, or similar revaluation. The Fund may not issue fractional Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank, or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (“Clearing Process”), or (2) a participant of DTC (a “DTC Participant”), and, in each case, must have executed an agreement with the Distributor, and accepted by the Transfer Agent, with respect to creations and redemptions of Creation Units (each a “Participation Agreement”). Because Creation Units are likely to cost over one million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from the Fund in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market. Although it is anticipated that most creation and redemption transactions for the Fund will be made on an “in-kind” basis, from time to time they may be made partially or wholly in cash. In determining whether the Fund will sell or redeem Creation Units entirely on a cash or in-kind basis (whether for a given day or a given order) the key consideration will be the benefit that would accrue to the Fund and its investors. Under certain circumstances, tax considerations may warrant in-kind, rather than cash, redemptions.

Retail investors may acquire Shares in the Secondary Market (not from the Fund) through a broker or dealer. Shares are listed on the NYSE Arca and are publicly-traded. For information about acquiring Shares in the Secondary Market, please contact your broker or dealer. If you want to sell Shares in the Secondary Market, you must do so through your broker or dealer.

When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount, or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

The creation and redemption processes discussed above are summarized, and such summary only applies to Shareholders who purchase or redeem Creation Units (that is, they do not relate to Shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

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BUYING AND SELLING SHARES IN THE SECONDARY MARKET

Most investors will buy and sell Shares of the Fund in Secondary Market transactions through brokers. Shares of the Fund are listed for trading on the Secondary Market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.

Book Entry

Shares of the Fund are held in book-entry form and no stock certificates are issued. The Depository Trust Company (“DTC”), through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form for any publicly-traded company. Specifically, in the case of a Shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy, and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company, or other nominee) authority to vote the Shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

MANAGEMENT

Investment Advisor. Infusive Asset Management  Inc. (the “Advisor”) has overall responsibility for the general management and administration of the Fund. The Advisor provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, the Advisor may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund’s investment objective, the Advisor uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Advisor’s extensive resources.

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Pursuant to the Investment Advisory Agreement between the Advisor and the Trust (entered into on behalf of the Fund), the Advisor is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).

For its investment advisory services to the Fund, the Advisor is paid a management fee based on the aggregate average daily net assets of the Fund of 0.50%. The Advisor may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Advisor at any time.

The Advisor is located at 60 East 42nd Street, Suite 1840, New York, New York 10165. As of September 30, 2021, the Advisor and its affiliates provided investment advisory services for assets in excess of $667 million. The Advisor and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.

A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for the Fund is available in the Trust’s annual report to shareholders. The Investment Advisory Agreement may be terminated by the Fund or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, on not more than 60 days’ written notice. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. Jacques Jenny and Eric Cheng (the "Portfolio Managers") are primarily responsible for the day to day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

Mr. Jenny has been employed by the Advisor since June 2014. Prior to that, Mr. Jenny was a client portfolio specialist at Bridgewater Associates from November 2011 to March 2014. Mr. Jenny has been the Portfolio Manager of the Fund since its inception.

Mr. Cheng has been employed by the Advisor since 2000. Mr. Cheng was an investment officer at Findim Group from 2004 to 2020. Mr. Cheng has been a Portfolio Manager of the Fund since 2021.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership (if any) of shares in the Fund.

OTHER SERVICE PROVIDERS

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, is the administrator, custodian and transfer agent for the Fund. Mr. Cheng has been a Portfolio Manager of the Fund since 2021.

Distributor. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, is the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in Shares.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Trust.

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Legal Counsel. K&L Gates LLP, 599 Lexington Avenue, New York, New York, 10022 serves as legal counsel to the Fund.

FREQUENT TRADING

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

DETERMINATION OF NET ASSET VALUE (NAV)

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration, and 12b-1 distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to four decimal places.

In calculating NAV, the Fund’s investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; and (4) foreign securities traded on exchanges that close before the Fund’s NAV is calculated.

The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies, and limitations.

Valuing any of the Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the Fund’s Indicative Intra-Day Value (“IIV”), which could result in the market prices for Shares deviating from NAV. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

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The NAV is calculated by the Administrator and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. New York time). “Business Day” means any day that the Exchange is open for trading. The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

PREMIUM/DISCOUNT INFORMATION

Information on the daily NAV per share of each Fund can be found at www.infusive.com. Additionally, information regarding how often the shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge on the Fund’s website at www.infusive.com. Any such information represents past performance and cannot be used to predict future results.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Net Investment Income and Capital Gains

As a Shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its Shareholders as ‘distributions’.

The Fund typically earns dividend income from stocks. These amounts, net of expenses, are typically passed along to Shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to Shareholders as “capital gain distributions”.

Capital gains of the Fund are normally declared and paid annually. Dividends from net investment income are normally declared and paid quarterly. The amount of distributions may vary and there can be no guarantee that the Fund will pay dividends of investment income in any given quarter. Dividends also may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on securities held by the Fund, as if the Fund owned the securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution that represents a return of capital. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund to Shareholders holding Shares through a partnership (or other pass-through entity) or to Shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

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The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Treatment of the Fund

The Fund intends to qualify and elect to be treated as a “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, the Fund must annually meet certain income and asset diversification requirements and must distribute annually at least the sum of 90% of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and 90% of its net exempt interest income.

As a regulated investment company, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its Shareholders. If the Fund fails to qualify as a regulated investment company for any year (subject to certain curative measures allowed by the Code) the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its Shareholders. In addition, distributions will be taxable to Shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, possibly eligible for, (i) in the case of an individual Shareholder, treatment as qualified dividend income subject to tax at preferential rates or, (ii) in the case of a corporate Shareholder, a dividends received deduction.

The Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its Shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its Shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, as well as 100% of any previously undistributed income from prior years. The Fund intends to make distributions necessary to avoid the 4% excise tax.

Tax Treatment of the Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to Shareholders of record on a specified date during such month will be deemed to have been received by each Shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

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Distributions of the Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Shareholder’s holding period in the Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to an individual Shareholder to the extent of the Fund’s current or accumulated earnings and profits, provided that the Shareholder meets certain holding period and other requirements with respect to its Shares and the Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its Shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and each Shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Shareholder can claim a refundable tax credit for the Shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the Shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the Shareholder’s tax credit.

Long-term capital gains of non-corporate Shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.

In addition, high-income individuals (and certain trusts and estates) are subject to a 3.8% Medicare contribution tax on net investment income (which generally includes all Fund distributions and gains from the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long- term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of the Fund as part of a Creation Unit where the creation is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (2) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (2) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

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In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding. The Fund may be required to report certain information on a Shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Shareholder if the Shareholder fails to provide the Fund with a correct taxpayer identification number (in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W-8BEN-E, as applicable, in the case of a foreign Shareholder) or if the IRS notifies the Fund that the Shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Shareholder is not a U.S. citizen or resident or if a Shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of amounts that would not be subject to U.S. withholding tax if paid directly to foreign Shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Shareholder’s status as foreign and the Fund does not have actual knowledge or reason to know that the foreign Shareholder would be subject to withholding tax if the foreign Shareholder were to receive the related amounts directly rather than as dividends from the Fund.

The Foreign Account Tax Compliance Act (FATCA) subjects certain foreign Shareholders to U.S. withholding tax of 30% on all U.S. source income (including all dividends from the Fund) unless they comply with certain reporting requirements. Complying with such requirements will require the Shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service or a tax authority in the institution’s own country to provide certain information regarding such Shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

For a more detailed tax discussion regarding an investment in the Fund, please see the section of the SAI entitled “Taxation.”

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CODES OF ETHICS

The Trust and the Advisor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The top holdings of the Fund can be found at www.infusive.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-844-INF-JOYY (1-844-463-5699).

HOUSEHOLDING

It is the policy of the Fund to mail only one copy of the prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Infusive US Trust, c/o Infusive Asset Management Inc., One Grand Central Place, 60 East 42nd Street, New York, NY 10165.

INDEX PROVIDER AND DISCLAIMERS

MSCI Inc. is the Index Provider for the Underlying Index and is not affiliated with the Trust, the Advisor, Administrator, the Distributor or any of their respective affiliates.

The Advisor or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. The Advisor or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ADVISOR. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

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ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial history of the Fund for the past five fiscal years, or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund Share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period December 24, 2019 (commencement of operations) through June 30, 2020 and the fiscal year ended June 30, 2021 has been audited by Cohen & Company, Ltd., independent registered public accounting firm, whose reports, along with the Fund’s financial statements, are included in the June 30, 2021 Annual Report of the Trust, which is available free, upon request.

Financial Highlights

Selected Per Share Data	Year Ended June 30, 2021	Period Ended 6/30/2020(a)
Net Asset Value, beginning of period	$26.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.21	0.12
Net realized and unrealized gain (loss)	9.00	1.37
Total from investment operations	9.21	1.49
Less distributions from:
Net investment income	(0.19)	--
Net realized gains	(0.42)	--
Total distributions	(0.61)	--
Net Asset value, end of period	$35.09	$26.49
Total Return (%)	34.94	5.97	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	48	23
Ratio of expenses (%)	0.51	0.50	(d)
Ratio of net investment income (loss) (%)	0.64	0.99	(d)
Portfolio turnover rate (%)(e)	61	14

(a)	For the period December 24, 2019 (commencement of operations) through June 30, 2020.

(b)	Based on average shares outstanding during the period.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in- kind creations or redemptions of the Fund’s capital shares.

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PRIVACY POLICY

The Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold Shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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FOR MORE INFORMATION

If you would like more information about the Trust, the Fund, and the Shares, the following documents are available free upon request:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund will be in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during the preceding fiscal year.

The SAI and Shareholder Reports, when available, will be available free of charge on the Fund’s website at www.infusive.com.

You can obtain a free copy of the SAI and Shareholder Reports, when available, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-844-INF-JOYY (1-844-463-5699) or by writing to:

Infusive US Trust

c/o Infusive Asset Management  Inc.

60 East 42nd Street, Suite 1840
New York, NY 10165
Website: www.infusive.com

You may review and copy information about the Fund:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;

•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov

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No person is authorized to give any information or to make any representations about the Fund and Shares not contained in this Prospectus and you should not rely on any other information. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful. Read and keep the Prospectus for future reference.

The Trust may enter into contractual arrangements with various parties, including among others, the Fund's investment advisor, distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

Investment Company Act File Number 811-23426.

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Infusive US® Trust

Statement of Additional Information

INFUSIVE COMPOUNDING GLOBAL EQUITIES ETF

Listed on NYSE Arca, Inc.

Ticker: JOYY             CUSIP: 45687D 106

October 28, 2021

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus dated October 28, 2021 (“Prospectus”) for the Infusive Compounding Global Equities ETF (the “Fund”), a diversified and the sole series of Infusive US Trust (the “Trust”), as it may be revised from time to time. The Fund’s Prospectus is incorporated by reference into this SAI.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Fund are incorporated by reference into and are deemed to be part of this SAI. A copy of the Fund’s Prospectus, Annual Report and Semi- Annual Report may be obtained without charge by writing to the Trust’s distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”), calling 1-844-INF-JOYY (1-844-463-5699) or visiting www.infusive.com.

Infusive® and Consumer Alpha® are registered trademarks of Infusive Asset Management Inc. and its affiliates.

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General Description of the Trust and the Fund

The Trust was organized as a Delaware statutory trust on July 10, 2018 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the Infusive Compounding Global Equities ETF (the “Fund”), a diversified series of the Trust. The shares of the Fund are referred to herein as “Shares.”

The Fund is managed by Infusive Asset Management Inc. (“Infusive” or the “Advisor”), an indirect wholly-owned subsidiary of Infusive PLC, and generally seeks to track the investment results (before fees and expenses) of the Infusive Global Consumer Champions Index (the “Underlying Index”).

The Shares of the Fund trade on NYSE Arca, Inc. (the “Exchange”). Shares will trade on the Exchange at market prices that may be below, at, or above the net asset value (“NAV”) of the Shares.

The Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of “in-kind” securities specified by the Advisor (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for Deposit Securities and a Cash Component. Creation Units are aggregations of 50,000 Shares of the Fund. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Fund presently creates and redeems Shares “in-kind.” The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. When, in the sole discretion of the Trust or the Advisor cash purchases of Creation Unit Aggregations of Shares are available or specified for the Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant (as defined below) must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by the Fund, as applicable. Shares may be issued in advance of the receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 110% of the market value of the missing Deposit Securities. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the Fund is no longer eligible to rely on Rule 6c-11 under the 1940 Act or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further trading on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

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The Fund’s continued listing on the Exchange or another stock exchange or market system is a condition of the exemptive relief the Fund obtained from the SEC to operate as an exchange-traded fund (“ETF”). The Fund’s failure to be so listed would result in the liquidation and closure of the Fund.

As in the case of other publicly listed securities, when Shares of the Fund are bought and sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.

The Trust reserves the right to adjust the number of outstanding shares in order to impact the market price rang of the Shares to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Investment Strategies and Risks

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Investment Risks,” “Description of Principal Risks of the Fund” and “Discussion of Additional Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect the market.

General

The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and is not actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund intends to fully replicate the Underlying Index. At times, the Fund may gain exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.

Future Developments. The Board of Trustees of the Trust (the “Board”) may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any of its investment restrictions or policies.

Borrowing. The Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33 1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. Under normal market conditions, any borrowing by the Fund will not exceed 10% of the Fund’s net assets; however, the Fund generally does not intend to borrow money.

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The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. Infusive may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Certain types of borrowings by the Fund must be made from a bank or may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede Infusive’s management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Cash Transactions Risk. The Fund currently intends to effect creation and redemptions “in-kind,” although the Trust reserves the right to require creations and redemption be effected in whole or in part for cash. To the extent creations and redemptions are effected in cash, the Fund may be less tax-efficient than an investment in an ETF that does not elect to effect all creations and redemptions principally for cash. ETFs generally are able to make in-kind redemptions and generally are not taxed on any gains on holdings that are distributed as part of an in-kind redemption.

Currency Transactions. A foreign currency forward contract is an over-the-counter (“OTC”) obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days greater than two days from the date on which the contract is agreed upon by the parties, at a price set at the time of the contract. A non-deliverable currency forward is an OTC currency forward settled in a specified currency, on a specified date, based on the difference between the agreed-upon exchange rate and the market exchange rate. A currency futures contract is a contract that trades on an organized futures exchange involving an obligation to deliver or acquire a specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained. The Fund may enter into non-U.S. currency forwards, non-deliverable currency forwards and non-U.S. currency futures transactions to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

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Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected may be highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If Infusive utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market or otherwise. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches suffered by Infusive, distributor, and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents, and administrators), market makers, Authorized Participants and the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of the shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests, market makers, or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result of any cyber incidents impacting such parties.

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Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in stock index futures contracts, securities options, contracts for difference (CFDs) and other derivatives, except for commodities derivatives, in which the Fund will not invest. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent the Fund from being deemed to have issued senior securities as a result of an investment in derivatives, such Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.

When a derivative is used as a hedge against a position that the Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.

Diversification Status

The Fund is considered a diversified investment company:

A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Moreover, the Fund seeks to be compliant with rules under the European Union’s Undertakings for Collective Investment in Transferable Securities Directive, as amended (the “UCITS Directive”) to the extent necessary to permit funds authorized under the UCITS Directive to invest in the Fund. The UCITS Directive includes investment diversification standards to which the Fund will adhere. See “Investment Policies and Limitations - UCITS Eligibility Restrictions” below. Compliance with the diversification requirements of the UCITS Directive may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

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Dividend Risk. There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Equity Securities. Common stocks, preferred stocks, convertible securities, rights, warrants and American Depositary Receipts (“ADRs”), and real estate investment trusts (“REITs”) are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends. There is also the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stocks. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Also, non U.S. preferred stock may have different rights or privileges than those commonly associated with U.S. preferred stock. In addition to the risks listed above, investors in non U.S. preferred stock may experience difficulty or uncertainty in determining and enforcing their rights related to preferred stock.

Convertible Securities. The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other debt securities, the price of a convertible security generally varies inversely with interest rates. While providing a debt stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Rights and Warrants. The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

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An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Tracking Stocks. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Equity Options. The Fund may write call options on stocks and stock indices if the calls are “covered” throughout the life of the option. A call is “covered” if the Fund owns the optioned securities. See below for additional ways a call can be covered. When the Fund writes a call, it receives a premium and give the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

The Fund may purchase a call on securities to effect a “closing purchase transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Fund on which it wishes to terminate its obligation. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

The Fund may also write and purchase put options (“puts”). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

Purchasing Put and Call Options. When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

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Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;

•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options. When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund may try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If a security’s price rises, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If a security’s price remains the same over time, the Fund would hope to profit by closing out the put option at a lower price. If a security’s price falls, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market prices of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. The Fund can cover a call option by owning:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•	A call option on the same security or index with the same or lesser exercise price;

•	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

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•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency, or futures contract; or

•	In the case of an index, securities whose price movements correlate to the movements of the index.

The Fund can cover a put option by:

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

Under the UCITS Directive, as applied to the Fund, the Fund is unable to enter into short sales in order to, among other things, cover put option exposures.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market, rather than price fluctuations in a single security.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reason it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

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The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its assets.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, he Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Caps and Floors. The Fund may enter cap and floor agreements. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

Derivative Management Risk. If the Advisor incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on Infusive’s expectation that the price of the underlying security would fall, but the price was to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.

Foreign Investments and Foreign Currencies

The Fund may invest in securities of non-U.S. issuers (“foreign securities”) and may take active positions in foreign currencies. The Fund may reserve the right to invest without limitation in Depositary Receipts (“DRs”), U.S. dollar-denominated securities, foreign securities, securities of companies incorporated outside the U.S., and Financial Instruments that provide exposure to foreign currencies.

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Depositary Receipts. DRs include ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other forms of DRs. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a non-U.S. company.

ADRs. ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored DRs generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency, diversification, and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods, or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers than is available in the United States.

Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency, or the Fund’s investments that provide exposure to the non-U.S. currency. Such changes will affect the Fund to the extent that the Fund is directly or indirectly exposed to foreign securities denominated in foreign currencies.

Taxes. The interest and dividends payable to the Fund may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to shareholders. The Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

In considering whether to invest in the securities of a non-U.S. company, Infusive considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in non-U.S. companies, foreign countries, and DRs will fluctuate from time to time within any limitations described in the Prospectus, depending on Infusive’s assessment of prevailing market, economic, and other conditions.

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Emerging Markets. The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, economic, and political stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. Additional risks of emerging markets securities may include: more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Risk of Investing in Asia. Investments insecurities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war; in the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.

Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

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Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Risk of Investing in Australasia. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. Economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.

Risk of Investing in Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect the Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the trading price of securities issued by those companies. While the economy of Brazil has enjoyed substantial economic growth in recent years, there can be no guarantee that this growth will continue.

Risk of Investing in Canada. The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, specifically China and the United Kingdom. As a result, Canada is dependent on the economies of these other countries. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.

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Risk of Investing in Central and South America. The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.

The governments of certain countries in Central and South America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Central and South America. Some countries in Central and South America may be affected by public corruption and crime, including organized crime.

Certain countries in Central and South America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Central and South America in which a Fund invests may have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers.

Risk of Investing in China. Investments in securities of companies domiciled in China involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

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The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation. The Fund may invest in H-Shares (securities of companies incorporated in the People’s Republic of China (“PRC”) that are denominated in Hong Kong dollars and listed on the Hong Kong Exchange). The Fund may also invest in certain Hong Kong listed securities known as Red-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by entities owned by the national government or local governments in the PRC and derive substantial revenues or allocate substantial assets in the PRC) and P-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in the PRC and derive substantial revenues or allocate substantial assets in the PRC). P-Chips or Red-Chips of issuers that also issue A-Shares (securities of companies that are listed on the Shanghai or Shenzhen stock exchanges that are mostly limited to domestic investors and denominated in renminbi) may trade at significant discounts to their A-Shares counterparts. The issuance of H-Shares by Chinese companies and the ability to obtain a “back-door listing” through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. “Back-door listing” is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policy in China. Chinese securities have recently experienced substantial volatility, which is expected to continue in the future.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.

The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents.

There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about issuers in China or an issuer's operations in China.

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Risk of Investing in Developed Countries. Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s investments.

Risk of Investing in Emerging Markets. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) custodians, clearinghouses, foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

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Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

A Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

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Risk of Investing in Europe. Investing in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above.

A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares.

Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. The United Kingdom (U.K.) left the EU, commonly referred to as "Brexit," on January 31, 2020. The U.K. and EU have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.

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Risk of Investing in Japan. Japan may be subject to political, economic, nuclear, labor and other risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since the year 2000, Japan’s economic growth rate has remained relatively low and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has been strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect a Fund.

Risk of Investing in the Middle East. Many Middle Eastern countries have little or no democratic tradition, and the political and legal systems in such countries may have an adverse impact on a Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted.

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In addition, many Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, a Middle Eastern country’s government may own or control many companies, including some of the largest companies in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and a Fund, as well as the value of securities in the Fund’s portfolio.

Certain Middle Eastern markets are in the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern countries typically are fewer in number and less capitalized than brokers in the United States.

The legal systems in certain Middle Eastern countries also may have an adverse impact on a Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the notion of limited liability is less clear in certain Middle Eastern countries. A Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than its actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain or enforce a legal judgment in a Middle Eastern country. Some Middle Eastern countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. Certain Middle Eastern countries may also limit investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals of the relevant Middle Eastern country.

The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund. For example, in certain of these countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of a Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re- registration, that the permissible allocation of the investment to foreign investors has already been filled and, consequently, a Fund may not be able to invest in the relevant company.

Substantial limitations may exist in certain Middle Eastern countries with respect to a Fund’s ability to repatriate investment income or capital gains. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investment.

Certain Middle Eastern countries may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely impacted by economic conditions in the countries with which they trade. In addition, certain issuers located in Middle Eastern countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

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Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, defense concerns or other reasons, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment. There has also been a recent increase in recruitment efforts and an aggressive push for territorial control by terrorist groups in the region, which has led to an outbreak of warfare and hostilities. Warfare in Syria has spread to surrounding areas, including many portions of Iraq and Turkey. Such hostilities may continue into the future or may escalate at any time due to ethnic, racial, political, religious or ideological tensions between groups in the region or foreign intervention or lack of intervention, among other factors.

Risk of Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.

The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments in the United States, including possible termination of NAFTA, may have implications for the trade arrangements among the United States, Mexico and Canada, which could negatively affect the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund.

Risk of Investing in the United Kingdom. Investment in United Kingdom issuers may subject a Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests abroad may cause uncertainty in the United Kingdom financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Recently, the United Kingdom’s real estate sector has experienced significant volatility and declines in the value of many real estate securities, including real estate funds, real estate investment trusts and real estate holding companies. Increased volatility and investor redemption requests in real estate funds may result in the continued decline in the value and liquidity of real estate securities, which may impair the ability of a Fund to buy, sell, receive or deliver those securities. The United Kingdom left the EU, commonly referred to as "Brexit," on January 31, 2020. The U.K. and EU have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the U.K. and the EU in relation to matters not covered by the trade agreement, such as financial services. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. continues to negotiate the terms of its future trading relationships.

Risk of Investing in Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.

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As a result of recent events involving Ukraine and Russia, and other political conflict, the United States and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s investments.

Futures, Options on Futures and Securities Options. Futures contracts, options on futures and securities options may be used by the Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Fund will not use futures, options on futures or securities options for speculative purposes.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when Infusive anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking- to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. To the extent required by law, the Fund will segregate liquid assets in an amount equal to its delivery obligations under the futures contracts. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of their portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

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Securities options may be used by the Fund to obtain access to securities in its Underlying Index or to dispose of securities in its Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by its Underlying Index or otherwise to achieve the Fund’s objective of tracking its Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. The Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”). Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets in an amount equal to its delivery obligations under these contracts and other investments. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the SEC and its staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Changes in SEC guidance regarding the use of derivatives by registered investment companies may adversely impact a Fund’s ability to invest in futures, options or other derivatives or make investments in such instruments more expensive.

Government Obligations. The Fund may invest in U.S. Government obligations and other quasi government related obligations. Such obligations include Treasury bills, certificates of indebtedness, notes, and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

The Fund may invest in sovereign, quasi-sovereign, supranational or local authority debt obligations issued by non-U.S. governments. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies, and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

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Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities may include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. The liquidity of a security relates to the ability to readily dispose of the security and the price to be obtained upon disposition of the security, which may be lower than the price that would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount to comparable, more liquid securities and the Fund may not be able to dispose of illiquid securities in a timely fashion or at their expected prices.

Securities issued pursuant to Rule 144A of the Securities Act (“Rule 144A securities”) will be considered liquid if determined to be so under procedures adopted by the Board. Infusive is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board). The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security. Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed. If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities. The Fund is permitted to sell restricted securities to qualified institutional buyers.

Industry and Sector Risks. The Fund is susceptible to the risks associated with the industries and sectors in which it invests.

Risk of Investing in the Automotive Sub-Industry. The automotive sub-industry can be highly cyclical, and companies in the automotive sub-industry may suffer periodic losses. The automotive sub-industry is also highly competitive and there may be, at times, excess capacity, or shortage, in the global and domestic automotive sub-industry. Over the last few years, the U.S. automotive sub- industry experienced a significant downturn; certain automotive companies required stimulus from the U.S. government, while others formed strategic industry alliances in order to weather the substantially difficult market conditions. In general, the automotive sub-industry is susceptible to labor disputes, product defect litigation, patent expiration, increased pension liabilities, rise in material or component prices or global shortages in such materials or components, and changing consumer tastes.

Risk of Investing in the Communication Services Sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Companies in the communication services may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in services, which would have a material adverse effect on their businesses. The communications industry is also heavily regulated. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered.

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Risk of Investing in the Consumer Discretionary Sector. The consumer discretionary sector includes companies that sell nonessential goods and services, including the retail, leisure and entertainment, media and automotive industries. The consumer discretionary sector may be affected by changes in domestic and international economies, commodity price volatility, imposition of import controls, depletion of resources and labor relations, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns. In addition, companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Consumer discretionary companies may be adversely affected and lose value more quickly in periods of economic downturns given that the products of these companies may be viewed as luxury items during times of economic downturn. Companies in the consumer discretionary sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The Fund’s performance may be affected by such susceptibilities if the Fund invests in this sector.

Risk of Investing in the Consumer Durables & Apparel Industry. The consumer durables industry includes companies involved in the design, production, or distribution of household durables, leisure equipment and goods, textiles, luxury goods or apparel, each of which may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the consumer durables industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the consumer durables industry may be strongly affected by social trends and marketing campaigns. Companies in the consumer durables industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Consumer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, goods in the consumer durables industry may face the risk of rapid obsolescence.

Risk of Investing in the Consumer Goods Industry. The consumer goods industry includes companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. Moreover, international events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions. Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.

Risk of Investing in the Consumer Services Industry. The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.

Risk of Investing in the Consumer Staples Sector. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. In particular, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, changes in exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions, among others. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

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Risk of Investing in the Information Technology Sector. The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The value of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability.

Risk of Investing in the Retail Industry. The retail industry may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the retail industry may be strongly affected by social trends, marketing campaigns and public perceptions. Companies in the retail industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others.

Investment Companies. Subject to the Fund’s UCITS eligibility restrictions discussed below, the Fund may invest in shares of other registered investment companies, including other ETFs, closed-end funds, money market mutual funds, unit investment trusts, and business development companies in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act or in reliance on an exemption from these limitations. The Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law. Pursuant to the 1940 Act, the Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. The Fund also may invest in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by Fund shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The SEC has granted exemptive relief to the Trust under Section 12(d)(1)(J) of the 1940 Act permitting the Fund to operate as a “fund of funds” and invest in other investment companies without complying with the limitations set forth in Section 12(d)(1) of the 1940 Act, subject to certain terms and limitations that are contained in the SEC’s exemptive order. The Fund also may seek to enter into Participation Agreements with registered investment companies, including ETFs, in order to exceed the limitations set forth in Section 12(d)(1) of the 1940 Act.

On October 7, 2020, the SEC adopted rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) to create a regulatory framework that allows funds and ETFs to invest in other funds with various limitation or restrictions. Rule 12d1-4 allows a fund or ETF to acquire the securities of another fund in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC subject to certain limitations and conditions. Prior to a fund acquiring securities of another fund that exceed the limits of Section 12(d)(1) of the 1940 Act, the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. Rule 12d1-4 outlines the requirements of the Fund of Funds Agreements and specifies the responsibilities of the Board related to “fund of funds” arrangements. Rule 12d1-4 is effective January 19, 2021 and will be required to be implemented by funds that intend to purchase other funds in excess of the limits of Section 12(d)(1) by January 19, 2022.

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ETPs. Some exchange-traded products (ETPs) are ETFs which are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a securities exchange. Similar to investments in other investment companies discussed above, the Fund’s investments in ETPs will involve duplication of advisory fees and other expenses because the Fund will be investing in another investment company. In addition, the Fund’s investment in ETPs is also subject to its limitations on investments in investment companies, as well as any exemptions from such limitations granted by the SEC, discussed above. To the extent the Fund invests in ETPs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETPs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV.

As a purchaser of ETP shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETP shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETP may be purchased and redeemed directly from the ETPs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETP. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETP shares directly from the ETP.

Large-Capitalization Companies. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large-capitalization companies has trailed the performance of overall markets.

Lending Portfolio Securities. The Fund may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund’s loans must meet certain tests under the Code.

Securities lending involves exposure to certain risks, such as operational, counterparty, credit and market risk. Delays or restrictions upon the Fund’s ability to recover loaned securities exposes the Fund to operational issues surrounding the processing and settlement of related trading and could create an inability to dispose of the collateral for the loan(s). All investments made with the collateral received are subject to market and other risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral to the borrower, which could require the Fund to liquidate other investments in order to return said collateral.

Delays in recovery of loaned securities could result from the event of default or insolvency by a borrower. In such instances, the Fund would be exposed to the risk of a possible loss in the value of loaned securities (e.g., the opportunity of disposition at favorable prices is lost due to a delay in recover), the risk of a possible opportunity cost of reinvestment (e.g., adverse price movement occurs following a cash-in-lieu payment being made where in-kind recovery of securities is not possible), and the risk of a possible loss of rights in the collateral, among other risks.

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Market Risk. Market risk arises mainly from uncertainty about future values of securities and other financial instruments held by the Fund. The Fund could lose money if the value of securities or other assets decline temporarily due to short-term market movements or over a longer period due to prolonged changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer, region, market, industry, sector or asset class. Sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Local, regional or global events such as war, acts of terrorism, international trade and tariff disputes, epidemics, pandemics or other public health issues, recessions, or other events could have a significant and protracted impact on the Fund and its investments.

Turbulence in the financial and credit markets and reduced market liquidity may negatively affect issuers, which could have an adverse effect on the Fund. Changes in financial and credit market conditions and interest rates generally do not have the same impact on all types of securities and other financial instruments, the market value of the Fund’s shares may fluctuate as a result of the movement of the overall stock or bond market. Particularly, common stocks tend to be more volatile than other investment choices such as bonds and money market instruments, while fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve or other government actors, which could include increasing interest rates, could cause increased volatility in financial and credit markets and lead to higher Fund share volatility or higher levels of Fund redemptions, which could negatively impact the Fund and cause you to lose money.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization characterized COVID-19 as a pandemic. The spread of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Mid-Capitalization Companies. Stock prices of mid-capitalization companies may be more volatile than those of large- capitalization companies, and, therefore, a Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid- capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, mid- capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

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National Closed Market Trading Risk. To the extent that the underlying securities held by the Fund trade on foreign exchanges that are closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations may result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Operational Risk. Infusive and a Fund’s other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. Infusive, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for Infusive or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Percentage Limitations. Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not or could not buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Recent Market Conditions. Decreasing imports or exports, changes in trade regulations, global pandemics and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund have exposure.

Regulation Regarding Derivatives. The CFTC subjects advisors to registered investment companies to regulation by the CFTC if a fund that is advised by the advisor either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisors to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments. The Fund is not permitted to invest in commodities or commodity derivatives.

Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market became subject to variation margin requirements on March 1, 2017 and will be subject to phase-in requirements with respect to initial margin, which phase-in period continues through 2020. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.

In addition, the SEC recently finalized Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments (e.g., reverse repurchase agreements). Compliance with Rule 18f-4 will not be required until approximately August 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As a fund comes into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted.

These and other new rules and regulations could, among other things, further restrict a fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives unavailable to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for a fund, since a fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to new kinds of risks and costs.

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Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.

Repurchase agreements pose certain risks for the Fund that utilizes them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when Infusive believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the Fund’s obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by the Fund through reverse repurchase agreements may be invested in additional securities.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons, such as temporary defensive positions in response to adverse market, economic, or political conditions. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc. (“S&P Global Ratings”), or if unrated, of comparable quality as determined by Infusive; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of Infusive, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The Fund may enter into currency, interest rate or index swaps, or, total return swaps (e.g., CFDs). The use of currency, interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.

The risk of loss with respect to swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. If such a default occurs, the parties will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). Swap agreements may also involve the risk that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and liquidity risk, leverage risk and hedging risk.

Regulations are now in effect that require the Fund to post and collect variation margin (comprised of specified liquid instruments and subject to required haircuts) in connection with trading of OTC swaps. Requirements for posting of initial margin in connection with OTC swaps will be phased-in over the next several years. The Fund expects that both of these requirements may increase the costs of transacting in swaps. In addition, the prudential regulators have indicated that they intend to adopt legislation requiring certain regulated counterparties to include in swap agreements terms that restrict the rights of counterparties, such as the Fund, to terminate swaps and foreclose upon collateral in the event that the counterparty and/or its affiliates are subject to certain types of insolvency proceedings.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities. The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund’s NAV. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. When the Fund purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

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Construction and Maintenance of the Underlying Index A description of the Underlying Index is provided below.

The Underlying Index seeks long-term capital appreciation by investing in a portfolio of global, publicly-listed companies that are determined by MSCI, Inc. (the “Index Provider”) to meet the definition of a Consumer Alpha company. Developed by the Advisor, Consumer Alpha refers to companies that provide products or services that elicit joy and make the consumer happy, which creates inelastic and consistent demand, and ultimately, provides pricing power and steady profit growth for the companies. The Advisor has observed that this emotionally-driven consumption is driven by consumers’ deep-rooted, immutable human impulses and desires. Consumer Alpha represents the unique focus on the consumer, instead of conventional consumer companies, which allows investment across consumer sectors and differentiates the Fund from other consumer sector funds.

In order to select the Consumer Alpha companies for the Underlying Index, the Index Provider utilizes a quantitative methodology that includes several systematic and fundamental filters. The Underlying Index is based on the MSCI ACWI IMI Index, its parent index which includes large-, mid- and small-capitalization stocks. The systematic filters identify companies that are liquid based on average daily traded value, have market capitalizations of $1.0 billion or greater, and are from the consumer staples, consumer discretionary, information technology and communication services sectors (as classified by the Global Industry Classification Standard (GICS)). Within these GICS sectors, the Index Provider further narrows down the selected companies by filtering for a subset of GICS sub-industries that contain Consumer Alpha companies based on these sub-industries providing products or services that elicit joy and make the consumer happy. The Index Provider then applies the fundamental filters. These fundamental filters are based on the companies’ financial performance and vary for each sub-industry, but in essence seek to identify companies that have maintained consistently attractive levels of sales growth and / or profitability relative to their sub-industry. By selecting companies that exhibit these fundamental characteristics in their financial performance, this will yield Consumer Alpha companies as described above. Finally, the selected securities are weighted in proportion of their total market capitalization in order to determine the ultimate Underlying Index. The Advisor believes that these quantitative rules create an Underlying Index that consists of Consumer Alpha companies. The composition of the Index is reviewed quarterly. Issuers undergoing initial public offerings or other relevant corporate action may be added to the Index, consistent with the Index’s selection methodology. The Index is constructed to limit turnover and excessive exposure to particular industries or component weights.

Investment Policies and Limitations

The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and Underlying Index without shareholder approval.

The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

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For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrances of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction on borrowing, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Fund will not:

1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages, commodities, commodity contracts or derivatives on commodities or real estate interests, but this restriction shall not prevent the Fund from trading in non-commodities or real estate interest futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act that, under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities and will invest significantly (at least 40%, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in securities of non-U.S. issuers. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries, which may include the United States. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy.

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UCITS Eligibility Restrictions

The Fund has adopted a non-fundamental investment policy and non-principal investment strategy to be eligible for investment by funds authorized under the UCITS Directive. As such, the Fund has adopted certain non-fundamental policies that may be more restrictive than the Fund’s investment policies set forth above and in the prospectus. This requires, in part, that the Fund limit its investments to those instruments that are eligible investments for UCITS funds (referred to in the UCITS Directive as “transferable securities” and money market instruments), which, in the opinion of the Advisor, is consistent with the types of instruments in which the Fund will invest as described in the prospectus and SAI. In addition, the Fund is required to be managed with a diversification profile similar to a UCITS fund. In this regard, and notwithstanding anything to the contrary in the prospectus or SAI, the Fund: (i) will limit borrowings for temporary purposes to no more than 10% of its net assets; (ii) will not invest more than 10% of its net assets in other funds or pooled investment vehicles; (iii) will invest in UCITS-eligible assets; (iv) will follow a diversification profile similar to UCITS; (v) will invest no more than 20% of its net assets in the securities of a single issuer; (vi) will re-invest cash collateral received in accordance with the above diversification rules; (vii) will not invest either directly or indirectly through derivatives in private equity, commodities or real estate; and (viii) will not engage in physical short selling.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by Infusive and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated or otherwise unable to serve. In the case of a trustee who is employed by the Advisor or any of its affiliates (an “Interested Entity”), the term of office of any such trustee shall be deemed to terminate automatically upon the termination of that trustee’s employment with that Interested Entity. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, inability to serve, removal or resignation. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”). The address of each Trustee and officer is c/o Infusive Asset Management Inc., 60 East 42nd Street, Suite 1840, New York, New York 10165. The Board has designated Conrad Levy as its Board Chair.

Interested Trustees

Name & Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Conrad Levy[1] 1968	Trustee; Chairman of the Board	Since 2019	Chief Operating Officer of Infusive Asset Management Inc. since May 2018; Global Chief Operating Officer of Brummer & Partners June 2013-January 2018	1	N/A

1 Conrad Levy is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with Infusive and its affiliates.

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Independent Trustees

Name& Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Herbert M. Chain 1952	Trustee	Since 2019	Senior Director, Marks Paneth LLP from August 2020 to present; Asst. Professor, Department of Accountancy, and Executive Director, Center for Executive Education, Tobin College of Business, St. John's University from May 2017 to August 2020; Principal and Managing Member of HMC Business Consulting, LLC from September 2015 to present; Senior Audit Partner, Deloitte from June 1988 to May 2015.	1	Director and Audit Committee Chair of RENN Fund (closed- end fund)
Carlo A. Montagna 1964	Trustee	Since 2019	Independent Director, The Directors’ Office[2] from 2010 to present; Associate, Novitas Partners[3] from 2010 until 2015; Head of Int. Dept. at European Fund Administration S.A. from 2009-2010; Managing Director at BNY Mellon from 2003-2009; Investment Banker at IMI Group 1993-2003.	1	Director of Corporation America Airports S.A.

2 The Directors’ Office is an association of professionals who serve as independent directors of Luxembourg-domiciled investment companies, alternative investment funds, or special-purpose vehicles.

3 Novitas Partners is a financial services firm located in the United Kingdom.

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Officers

Name & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Andrea Ruggeri 1965	President & Principal Executive Officer	Since 2019	Chief Executive Officer of Infusive Asset Management Inc. from September 2017-present; Global Head of Liquid Alternative Strategies – Prime Services at Goldman Sachs from January 2010- August 2016
Conrad Levy 1968	Treasurer & Principal Financial Officer; Chief Compliance Officer	Since 2019	Chief Operating Officer of Infusive Asset Management Inc. since May 2018; Global Chief Operating Officer of Brummer & Partners June 2013-January 2018
Jacques Jenny 1984	Vice President	Since June 24, 2020	Portfolio Manager of Infusive Asset Management Inc.

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Conrad Levy has extensive experience in the asset management industry, including as the global chief compliance officer at a large European hedge fund group and chief operating officer of the Advisor.

Herbert M. Chain has extensive experience in the asset management industry as a senior partner at a top accounting and consulting firm serving public and private fund clients and their advisors.

Carlo A. Montagna has extensive international experience in the banking and finance industry, including in trading strategies, managing various accounts, developing back and front office business solutions, launching investment funds, and managing small and large companies.

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Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged Infusive to manage the Fund on a day- to-day basis. The Board is responsible for overseeing Infusive and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of three members, two of whom are Independent Trustees. The Board conducts regular [in person] meetings four times a year. In addition, the Board holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed Conrad Levy, an interested trustee, to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time.

Board Committees

The Board has established a Nominating and Governance Committee, an Audit Committee and a Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. The Nominating and Auditing Committees meet regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

The members of the Audit Committee are Herbert M. Chain (Chair) and Carlo A. Montagna, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. During the fiscal year ended June 30, 2021, the Audit Committee met two times.

The members of the Nominating and Governance Committee are Carlo A. Montagna (Chair) and Herbert M. Chain, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). During the fiscal year ended June 30, 2021, the Nominating and Governance Committee met one time.

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There is a Valuation Committee, which is comprised of the entire Board, the majority of whom are Independent Trustees, and representatives of the Advisor, to take action in connection with the valuation of portfolio securities held by the Fund in accordance with the Board-approved Valuation Procedures. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Andrea Ruggeri, the President & Principal Executive Officer of the Trust, serves as the Chair of the Valuation Committee. The Valuation Committee meets on an ad hoc basis. During the fiscal year ended June 30, 2021, the Valuation Committee did not meet.

Risk Management

Day-to-day risk management with respect to the Fund is the responsibility of Infusive or other service providers (depending on the nature of the risk), subject to the supervision of Infusive. The Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by Infusive and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Fund’s independent registered public accounting firm and Infusive’s internal audit group to review risk controls in place that support the Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between Infusive and the Board. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Fund’s investment performance or other activities.

Compensation of Trustees.

The Trust’s officers and any interested Trustees receive no compensation directly from the Trust.

The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.

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The Independent Trustees are paid an annual retainer of $20,000. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The Trustees received the following compensation, paid by the Trust, during the fiscal year ended June 30, 2021:

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual benefits Upon Retirement	Total Compensation From the Fund and Fund Complex
Conrad Levy	$0	$0	$0	$0
Herbert M. Chain	$20,000	$0	$0	$20,000
Carlo A. Montagna	$20,000	$0	$0	$20,000

Fund Shares Owned by Trustees

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Funds and in all registered investment companies in the Fund Complex as of December 31, 2020. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding Shares of the Trust as of September 30, 2021.

Name	Dollar Range of Shares	Aggregate Dollar Range of Shares (All Funds in the Complex)
Interested Trustees
Conrad Levy	None	None
Independent Trustees
Herbert M. Chain	None	None
Carlo A. Montagna	None	None

As of December 31, 2020, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of Infusive (the Fund’s investment advisor), the Distributor or any person controlling, controlled by or under common control with Infusive or the Distributor.

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Proxy Voting Policy and Procedures

The Proxy Voting Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Fund. To assist the Advisor in its responsibility for voting proxies and administering the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P., a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports, which are reviewed by the Advisor to assure proxies are being voted properly. The Advisor and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Advisor. The Advisor has also subscribed to ISS's Sustainability Policy, which provides voting recommendations consistent with the objectives of sustainability-minded investors and fiduciaries. ISS's Sustainability Policy seeks to promote sustainable business practices advocating for stewardship of the environment, fair labor practices, non-discrimination, the protection of human rights, and the advancement of principles of good corporate governance. When making proxy votes, the Advisor typically follows the Guidelines as modified by the ISS Sustainability Policy.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:

•	Election of Directors – considering all factors such as director qualifications, term of office and age limits.

•	Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.

•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

•	Capital Structure – considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•	Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.

A full description of the Guidelines and voting policy is maintain by the Advisor, and a complete copy of the Guidelines is available without charge, upon request by calling the Advisor at 1-844-INF-JOYY (1-844-463-5699).

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Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Fund’s shareholders and the Advisor, the Distributor or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Advisor to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines.

Proxy Voting Recordkeeping

The Advisor, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Fund voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Advisor at 1-844-INF-JOYY (1-844-463-5699) or on the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of September 30, 2021, the following persons were known to own of record or beneficially 5% or more of the outstanding securities of the Fund:

Fund	Account Name and Address	% Owned of Class
Infusive Compounding Global Equities ETF	Privateer Capital Trading, LP 207 San Jacinto Boulevard Suite 301 Austin, TX 78701	7.66%

No other person owns of record or is known by the Fund to own beneficially 5% or more of the Fund’s outstanding equity securities.

Investment Advisory, Administrative and Distribution Services

Investment Advisor. Infusive serves as investment advisor to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Infusive. Infusive is a Delaware corporation and is registered as an investment advisor under the Advisers Act. Infusive is wholly-owned by Infusive PLC, a public limited company located in the United Kingdom. Under the investment advisory agreement, Infusive, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. Infusive is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the investment advisory agreement, Infusive may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of Infusive, to perform investment advisory or other services with respect to the Fund. In addition, Infusive may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. Infusive may terminate any or all sub-advisors or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.

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Infusive is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. Infusive is not responsible for, and the Fund will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).

For its investment advisory services, Infusive is entitled to receive a management fee of 0.50% of the aggregate average daily net assets of the Fund.

Advisory Fees Paid by the Fund for Services

	Advisory Fee Accrued for the Period Ended June 30		Advisory Fees Waived for the Period Ended June 30		Net Advisory Fees Paid for the Period Ended June 30
Fund	2021	2020*	2021	2020*	2021	2020*
Infusive Compounding Global Equities ETF	$179,965	$18,928	$0	0	$179,965	$18,928

* For the period December 24, 2019 (commencement of operations) through June 30, 2020.

Portfolio Managers. As of September 30, 2021, the Fund’s Portfolio Manager was also primarily responsible for the day-to-day management of other Infusive funds and certain other types of portfolios and/or accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Jacques Jenny	1	$0	2	$622	1	$3
Eric Cheng	0	$0	2	$622	1	$3

Potential Conflicts of Interest

The Portfolio Manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.

The Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.

Portfolio Manager Compensation Overview

The Portfolio Manager’s compensation is comprised of a base salary and a discretionary bonus, which is based on the profitability of the Advisor.

Portfolio Manager’s Ownership in the Fund

Jacques Jenny dollar value range of shares owned in the Infusive Global Compounding Equities ETF: $10,001 - $50,000.

Eric Cheng dollar value range of shares owned in the Infusive Global Compounding Equities ETF: None.

Codes of Ethics. The Trust and Infusive have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.

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Other Service Providers

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“Administrator”) serves as administrator, custodian and transfer agent for the Fund under the Fund Administration and Accounting Agreement (the “Administrator Agreement”). Administrator’s principal address is 240 Greenwich Street, New York, New York 10286. Pursuant to the Administrator Agreement with the Trust, Administrator provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Agreement with the Trust, Administrator maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. Administrator is required, upon the order of the Trust, to deliver securities held by Administrator and to make payments for securities purchased by the Trust for the Fund. Administrator is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Agreement with the Trust, Administrator acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by Infusive from its management fee. For the fiscal year ended June 30, 2021 and the period December 24, 2019 (commencement of operations) through June 30, 2020, the Administrator received $0 and $0, respectively, for administration services.

Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the shares of the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to authorized participants purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Infusive or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Counsel. K&L Gates LLP, located at 599 Lexington Avenue, New York, NY 10022, is counsel to the Trust.

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Brokerage Transactions

Subject to policies established by the Board, Infusive is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. Infusive does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Infusive generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, Infusive may select a broker based partly upon brokerage or research services provided to Infusive and its clients, including the Fund. In return for such services, Infusive may cause the Fund to pay a higher commission than other brokers would charge if Infusive determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, Infusive seeks to obtain the best price and most favorable execution for the Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) Infusive’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) Infusive’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, or other circumstances.

Section 28(e) of the 1934 Act permits a U.S. investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide Infusive with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Fund anticipates that brokerage transactions involving foreign equity securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

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Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons in connection with such transactions. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which Infusive or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.

Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

Investment decisions for the Fund and for other investment accounts managed by Infusive and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by Infusive’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to Infusive; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to Infusive or to induce future services or benefits to be rendered to Infusive; or (v) to manage or equalize investment performance among different client accounts. Infusive may deal, trade and invest for its own respective accounts in the types of securities in which the Fund may invest.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When Infusive is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to Infusive’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by Infusive to be fair and equitable to clients may be used as well.

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Because different accounts may have differing investment objectives and policies, Infusive may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, Infusive may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of Infusive during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by Infusive on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other Infusive clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which Infusive acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, Infusive may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by Infusive on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that Infusive manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by Infusive are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by Infusive. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. Infusive may deal, trade and invest for its own account in the types of securities in which the Fund may invest. Infusive may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with Infusive, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

The following chart reflects the aggregate amount of brokerage commissions paid by the Fund for the fiscal year ended June 30, 2021, and the period December 24, 2019 (commencement of operations) through June 30, 2020.

	Total Brokerage Commissions
	2021	2020	2019
Infusive Compounding Global Equities ETF	$20,038	1,407	N/A

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Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. For the fiscal year ended June 30, 2021 and the period December 24, 2019 (commencement of operations) through June 30, 2020, the portfolio turnover rates for the Fund were 61% and 14%, respectively. The higher portfolio turnover rate during the fiscal year ended June 30, 2021 was due to the Fund's response to the revisions to the Underlying Index which were effective on June 1, 2021.

Frequent Trading

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that the Fund is expected to be attractive to active institutional and retail investors interested in buying and selling Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in Shares occurs on the Secondary Market. Because Secondary Market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs, and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs (the Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

Payments by Infusive and its Affiliates. Infusive and/or its affiliates (“Infusive Entities”) may pay certain broker-dealers, registered investment advisors, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other Infusive funds or exchange-traded products in general. Infusive Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of Infusive Entities’ revenue comes directly or indirectly in part from fees paid by the Fund, other Infusive funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund, other Infusive funds or exchange-traded products. Infusive Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other Infusive funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). Infusive Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund, other Infusive funds or exchange- traded products (“Publishing Costs”). In addition, Infusive Entities make payments to Intermediaries that make shares of the Fund, other Infusive funds or exchange-traded products available to their clients, develop new products that feature Infusive or otherwise promote the Fund, other Infusive funds and exchange-traded products. Infusive Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the Infusive Entities believe may benefit the Infusive business or facilitate investment in the Fund, other Infusive funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.

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Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund, other Infusive funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

In addition, Infusive Entities may enter into other contractual arrangements with Intermediaries that the Infusive Entities believe may benefit the Infusive business or facilitate investment in Infusive funds. Such agreements may include payments by Infusive Entities to such Intermediaries for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, Infusive Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. Infusive Entities may determine to make such payments based on any number of metrics. For example, Infusive Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Infusive funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, Infusive anticipates that the payments paid by Infusive Entities in connection with the Fund, Infusive funds and exchange-traded products in general will be immaterial to Infusive Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the Infusive Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Fund, other Infusive funds or other exchange-traded products.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from the Fund’s assets. Other funds managed by Infusive may also participate in such programs.

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Portfolio Holdings Information

The Trust has adopted a Portfolio Holdings Policy (the “Disclosure Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Disclosure Policy applies to all officers, employees, and agents of the Fund. The Disclosure Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Fund, regulations of the Fund’s listing Exchange and other applicable SEC regulations, orders, and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of each Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (“NSCC”), and/or third party service providers.

The Fund will disclose on the Fund’s website, www.infusive.com, at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund’s portfolio holdings is permitted to personnel of the Advisor, the Distributor, and the Fund’s administrator, custodian, and accountant and other agents or service providers of the trust who have need of such information in connection with the ordinary course of their respective duties to the Fund.

The Fund discloses its complete portfolio holdings through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and discloses its complete portfolio holdings information to the SEC using Form N-PORT within 30 days of the end of each month. Shareholders may obtain the Funds’ Forms N-CSR and N-PORT filings on the SEC’s website at www.sec.gov. Form N-PORT is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports. In addition, the Funds’ Forms N-CSR and N-PORT filings may be reviewed on the SEC’s website.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

Distribution and Service Plan

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for the distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

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Indicative Intra-Day Value

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value (or “IIV”) (also known as Indicative Optimized Portfolio Value), is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

The Exchange calculates the IIV for the Fund during hours of trading on the Exchange by dividing the Estimated Fund Value as of the time of the calculation by the total number of outstanding Shares of the Fund.

“Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

Although the Fund provides the independent third party calculator with information to calculate the IIV, the Fund is not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

Additional Information Concerning the Trust

The Trust currently consists of one separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional Infusive funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

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In accordance with the Trust’s Declaration of Trust dated July 10, 2018 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to Infusive US Trust, c/o Infusive Asset Management Inc., 60 East 42nd Street, Suite 1840, New York, New York 10165.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.

Termination of the Trust or a Fund. The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or the Fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or the Fund, the Trust or the Fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

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Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Distribution of Shares. Investors in the Fund may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Fund or the Fund’s advisor. Each such investor may sell some or all of the shares underlying the Creation Unit (s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.

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Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.

Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.

Creation and Redemption of Creation Units

Creation

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”). The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The consideration for purchase of Creation Units of the Fund generally consists of an in-kind deposit of a designated portfolio of securities – the Deposit Securities – for each Creation Unit constituting securities included or to be included in the Fund’s portfolio as selected by the Advisor (“Fund Securities”) and an amount of cash – the Cash Component – computed as determined by the Portfolio Manager as described below in relation to the cash-in-lieu Custom Basket. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and an amount equal to the market value of the Deposit Securities (the “Deposit Amount”). If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Securities.

Custom Baskets. In connection with the Fund’s adoption of Basket Policies and Procedures pursuant to Rule 6c-11 under the 1940 Act, the Fund may accept as consideration for purchase of a Creation Units, a “Custom Basket,” of securities and/or cash that include three categories of baskets described below. First, a basket containing a non-representative selection of the Fund’s portfolio holdings would constitute a Custom Basket. These types of Custom Baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable; or (iv) an all cash basket. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a Custom Basket. For example, if a fund exchanges a basket with either the same or another authorized participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a Custom Basket. Third, if upon receiving a purchase or redemption order from an Authorized Participant, the portfolio manager determines to require the purchase or redemption, as applicable, to be made entirely in cash; or if the Fund permits an Authorized Participant to deposit or receive (as applicable) cash-in-lieu of some or all of the portfolio holdings that would otherwise be included in a basket comprised of a pro rata representation of the Fund’s portfolio holdings, that basket would be a Custom Basket. The Fund expects that all baskets traded will be cash-in-lieu Custom Baskets, as the Underlying Index currently includes a number of securities not eligible for in-kind transfer due to exchange restrictions in select markets d (e.g. China and Brazil). The Fund also reserves the right to permit or require a cash-in-lieu amount where the delivery of Deposit Securities by the Authorized Participant would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

The custodian through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities, or a Custom Basket, is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Advisor, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit Custom Baskets that (1) substitute other securities or (2) substitute an amount of cash — i.e., a “cash in lieu” amount — to be added to the Deposit Securities or Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below), or the investor for which it is acting, or other relevant reason.

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In addition to the list of names and number of securities constituting the current Deposit Securities of a Fund Deposit, the custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Transfer Agent either (1) through Continuous Net Settlement System of the NSCC (“Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled “Additional Information Concerning Shares — Book Entry Only System”). In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor, and accepted by the Transfer Agent, with respect to creations and redemptions of Creation Units (“Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants”. Investors should contact the Distributor for the names of Authorized Participants. All Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor will process orders to purchase Creation Units received by electronic means of communication set forth in the Participation Agreement by the closing time of the regular trading session on the Exchange (“Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Orders for Creation Units using Custom Baskets (“Custom Orders”) must be received by the Transfer Agent no later than 3:00 p.m. New York time on the trade date. All orders are subject to acceptance by the Distributor.

A Custom Order may be placed by an Authorized Participant in the event that the Trust permits the substitution of securities that are not presently Fund Securities or an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date”. Orders must be transmitted by an Authorized Participant by electronic transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections of this SAI entitled “Purchase and Redemption of Creation Units—Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units—Placement of Creation Orders Outside the Clearing Process”.

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Using the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time (or 3:00 p.m. New York Time, in the case of a custom order) on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

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Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of a Fund must be received by the Transfer Agent no later than the closing time of the regular trading session of the Exchange (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Fund as next determined after receipt of an order in proper form. Custom Orders must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Non-Standard Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participation Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to each the Transfer Agent, Distributor or an Authorized Participant.

Placement of Creation Orders Outside the Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of cash and securities directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (“DTC Cut-Off-Time”).

All questions as to the number of Deposit Securities to be delivered, or the amount of a Cash Component, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time (or 3:00 p.m. New York time in the case of a custom order) on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Sale of Creation Units—Creation—Creation Transaction Fee”.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form because, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 110% of the then-current market value of the undelivered Deposit Securities (“Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the second Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

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Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Advisor that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities, and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Units typically are issued on a “T+2 basis” (that is, two Business Days after trade date).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Advisor may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is set forth in the Participation Agreement. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the amount of cash required to be delivered, the number of shares of each security in the Deposit Securities, and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with creations or redemptions or to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by the Fund for each creation order is $650.

An additional variable fee of up to three (3) times the fixed Transaction Fee plus all commission and fees payable to each Fund in connection with the purchase of the Creation Unit Deposit Securities (expressed as a percentage of the value of such Deposit Securities) may be imposed for (1) creations effected outside the Clearing Process and (2) creations made whole or in part in cash (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

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In order to seek to replicate the in-kind creation order process for creation orders executed in whole or in part with cash, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Creation Market Purchases”). In such cases where the Trust makes Creation Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the Financial Instruments were purchased by the Trust and the “cash-in-lieu” amount, applicable registration fees, brokerage commissions, and certain taxes.

Redemption

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

Generally, Creation Units of the Fund will be redeemed in-kind, at NAV per Share next computed, plus a transaction fee as described below. The Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities, which may constitute a Custom Basket, that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The redemption proceeds for a Creation Unit consists of Fund Securities — as announced on the Business Day the request for redemption is received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (“Cash Redemption Amount”), less a redemption transaction fee (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Redemption—Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Deliveries of redemption proceeds by the Fund generally will be made within two Business Days (that is “T+2”). However, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+2 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. Foreign holidays affecting the following foreign securities markets that occur when the primary market for Fund shares is open for trading may impact the settlement timing of redemptions of Fund Creation Units:

Australian Securities Exchange	Korea	OMX Nordic Copenhagen	SIX Swiss Exchange
Euronext Amsterdam	London	OMX Nordic Stockhold	Taiwan
Euronext Brussels	Madrid	Oslo	Thailand
Euronext Paris	Malaysia	Sao Paulo	Tokyo
Hong Kong	Mexico	Shanghai	Toronto
Johannesburg Stock Exchange	Milan	Shenzhen	Xetra (Frankfurt Stock Exchange)

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Transfer Agent after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. All orders are subject to acceptance by the Distributor. The requisite Fund Securities and Cash Redemption Amount will be transferred by the second NSCC business day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York Time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Transfer Agent receives, and the Distributor has accepted, an order for redemption outside the Clearing Process, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the second Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Transfer Agent and accepted by the Distributor. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

The Trust may in its discretion at any time, or from time to time, exercise its option to redeem Shares by providing the redemption proceeds in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may permit, in its sole discretion. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares, or delivery instructions.

Redemption Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (“Redemption Transaction Fee”) to offset the transfer and other transaction costs associated with the redemption of Creation Units. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. The Redemption Transaction Fee charged by the Fund for each redemption order is $650.

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An additional variable fee of up to three (3) times the fixed Transaction Fee plus all commission and fees payable to the Fund in connection with the sale of the Fund Securities (expressed as a percentage value of such Fund Securities) may be imposed for (1) redemptions effected outside the Clearing Process and (2) redemptions made in cash (to offset the Trust’s brokerage and other transaction costs associate with the sale of Fund Securities). Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

In order to seek to replicate the in-kind redemption order process for creation orders executed in whole or in part with cash, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and other financial instruments were sold or settled by the Trust and the “cash-in-lieu” amount, applicable registration fees, brokerage commissions, and certain taxes.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV)”.

Valuation of Shares. The NAV of each Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Valuation of securities held by the Fund is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), Infusive determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless Infusive determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.

Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.

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General Valuation Information. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

All cash, receivables and current payables are carried on the Fund’s books at their face value.

Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

Certain of the securities acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of the Fund.

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Fair Value. When market quotations are not readily available or are believed in good faith by Infusive to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by Infusive in accordance with the Valuation Procedures. Infusive may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if Infusive believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly-traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if Infusive determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., ADRs, GDRs or ETFs that invest in components of the Underlying Index) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that Infusive is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.

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Infusive will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Trust’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of Infusive, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.

When determining the price for a Fair Value Asset, the Infusive Valuation Committee will seek to determine the price that the Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the Infusive Valuation Committee deems relevant at the time of the determination, and may be based on analytical values determined by Infusive using proprietary or third-party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.

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Taxation

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, possibly with retroactive effect. The following information supplements should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes”.

This summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code, and does not hold Shares in connection with a trade or business. This summary does not address the potential U.S. federal income tax considerations possibly applicable to an investment in Shares to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Treatment of the Fund

In General. The Fund intends to qualify and elect to be treated as a RIC under the Code. To qualify and maintain its tax status as a RIC, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least the sum of ninety percent (90%) of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and ninety percent (90%) of its net exempt interest income. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a four percent (4%) excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, as well as 100% of any previously distributed income from prior years. The Fund intends to make distributions necessary to avoid the 4% excise tax.

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Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non- qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (1) in the case of an individual Fund shareholder, treatment as qualified dividend income (as discussed below) subject to tax at preferential capital gains rates or (2) in the case of a corporate Fund shareholder, a dividends-received deduction.

PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (“PFIC”) for federal income tax purposes. As a result, the Fund may be subject to federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.

In lieu of the income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the PFIC as a “qualified electing fund”, provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified electing fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Futures Contracts. The Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts. In addition, the Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund. Any income from futures contracts would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur, or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

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The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and other derivatives is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are reinvested in Shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (other than, as discussed below, qualified dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualified dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.

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In addition, high-income individuals (and certain trusts and estates) will be subject to a 3.8% Medicare tax on net investment income (which generally includes all Fund distributions and gains from the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

In-Kind Creation Unit Issues and Redemptions. On an issue of Shares as part of a Creation Unit made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market of Deposit Securities value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (2) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (2) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss recognized on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Back-Up Withholding. The Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W- 8BEN-E, as applicable, in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

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Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Foreign Shareholders

In general, if a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

Under current law, gain on a sale of Shares or an exchange of such Shares will be exempt from U.S. federal income tax (including withholding at the source) unless (1) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (2) at any time during the shorter of the period during which the foreign Fund shareholder held such Shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below), and the foreign Fund shareholder actually or constructively held more than 5% of the Shares. In the case of a disposition described in clause (2) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds.

Unless treated as a “domestically-controlled” RIC, the Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons.

Under the Foreign Account Tax Compliance Act (i.e., FATCA), foreign shareholders will be subject to U.S. withholding tax of 30 percent on all U.S. source income (including all dividends from the Fund) unless they comply with certain reporting requirements. Complying with such requirements will require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service or tax authority in the institution’s own country to provide certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

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The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

The audited financial statements and related report of Cohen & Company, Ltd., independent registered public accounting firm, contained in the Trust’s Annual Report, are hereby incorporated herein by reference. The audited financial statements in the Trust’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. A copy of the Trust’s Annual Report may be obtained upon request and without charge by calling 1-844-INF-JOYY (1-844-463-5699) during normal business hours. No other portions of the Fund’s Annual Report are incorporated herein by reference.

Index Disclaimer

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY INFUSIVE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Miscellaneous Information

Shareholder Communications to the Board

The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to Infusive US Trust, c/o Infusive Asset Management Inc., 60 East 42nd Street, Suite 1840, New York, New York 10165. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Investors’ Rights

The Fund relies on the services of Infusive and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant authorized participant agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.

By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the authorized participant agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.

The Fund is not sponsored, endorsed, sold, or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objective. The NYSE Arca has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3 (c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Declaration of Trust of the Registrant, dated July10, 2018(1)

(b)	By-laws of the Registrant, dated July 10, 2018(1)

(c)

Instruments defining rights of security holders with respect to the Registrant are contained in the Declaration of Trust and By-Laws, which are incorporated by reference to Exhibits (a) and (b) of Item 28 of Part C herewith.

(d)	Investment Advisory Agreement between the Trust and Infusive Asset Management Inc., dated July 24, 2019 (the “Advisor”)(2)

(e)	(1)	Distribution Agreement between the Trust and Foreside Fund Services, LLC, dated [ ], 2021 (Filed Herewith)

(2)	Form of Authorized Participant Agreement (Filed herewith)

(f)	Not applicable.

(g)	Custody Agreement between the Trust and The Bank of New York Mellon(2)

(h)	(1)	Fund Administration and Accounting Agreement between the Trust and The Bank of New York Mellon(2)

(2)	Transfer Agency and Service Agreement between the Trust and The Bank of New York Mellon(2)

(i)	Opinion of Legal Counsel(2)

(j)	(1)	Consent of Independent Registered Public Accounting Firm (Filed herewith)

(2)	Powers of Attorney dated July 16, 2019 for Herbert M. Chain and Carlo A. Montagna(2)

(k)	Not applicable.

(l)	Initial Capital Agreement(2)

(m)	Rule 12b-1 Distribution Plan(2)

(n)	Not applicable.

(o)	Reserved.

(p)	(1)	Code of Ethics of the Registrant(2)

(2)	Code of Ethics of the Advisor(2)

(1)  Previously filed as an exhibit to the Registration Statement filed on May 24, 2019, and incorporated by reference herein.

(2) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement, filed on September 26, 2019, and incorporated by reference herein.

Item 29.	Persons Controlled by or under Common Control with Registrant

The Registrant is managed by the Advisor, which is an indirect wholly-owned subsidiary of Infusive PLC, a public limited company located in the United Kingdom. Infusive Insight (UK) Limited is a related person, under common control, with the Adviser, that provides back office and operational support to the Registrant.

Item 30.	Indemnification

The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust dated July 10, 2018, that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended. The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust.

In particular, Article IX, Section 2 of the Registrant’s Declaration of Trust provides as follows:

Section 2. INDEMNIFICATION.

(a)	Subject to the exceptions and limitations contained in subsection (b) below:

(i)	every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)	as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)	who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust, a Series or its or their Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust or Series, as the case may be; or

(ii)	in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust or Series, as applicable, nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust or the Series, as applicable, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust or Series personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d)	To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

(e)	Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Declaration of Trust or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 31.	Business and Other Connections of Investment Adviser

See “Management” in the Prospectus and “Management” and “Investment Advisory, Administrative and Distribution Services” in the Statement of Additional Information for information regarding the business of the Advisor.

For information as to the business, profession, vocation and employment of a substantial nature of each of the partners and officers of the Advisor, reference is made to the Advisor’s current Form ADV (File No. 801-109931) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 32.	Principal Underwriters.

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AFA Multi-Manager Credit Fund
5.	AGF Investments Trust (f/k/a FQF Trust)
6.	AIM ETF Products Trust
7.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
8.	AlphaCentric Prime Meridian Income Fund
9.	American Century ETF Trust
10.	American Customer Satisfaction ETF, Series of ETF Series Solutions
11.	Amplify ETF Trust
12.	ARK ETF Trust
13.	ASYMmetric ETFs Trust
14.	Bluestone Community Development Fund (f/k/a The 504 Fund)
15.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
16.	Bridgeway Funds, Inc.
17.	Brinker Capital Destinations Trust
18.	Brookfield Real Assets Income Fund Inc.
19.	Cabot Equity Growth ETF, Series of Listed Funds Trust
20.	Calamos Convertible and High Income Fund
21.	Calamos Convertible Opportunities and Income Fund
22.	Calamos Dynamic Convertible and Income Fund
23.	Calamos Global Dynamic Income Fund
24.	Calamos Global Total Return Fund
25.	Calamos Strategic Total Return Fund
26.	Carlyle Tactical Private Credit Fund
27.	Center Coast Brookfield MLP & Energy Infrastructure Fund
28.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
29.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
30.	Cliffwater Corporate Lending Fund

31.	Cliffwater Enhanced Lending Fund
32.	Cohen & Steers Infrastructure Fund, Inc.
33.	CornerCap Group of Funds
34.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
35.	Davis Fundamental ETF Trust
36.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
37.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions
38.	Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions
39.	Defiance Next Gen Big Data ETF, Series of ETF Series Solutions
40.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
41.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
42.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
43.	Defiance Quantum ETF, Series of ETF Series Solutions
44.	Direxion Shares ETF Trust
45.	DoubleLine Opportunistic Credit Fund
46.	Eaton Vance NextShares Trust
47.	Eaton Vance NextShares Trust II
48.	EIP Investment Trust
49.	Ellington Income Opportunities Fund
50.	EntrepreneurShares Series Trust
51.	Esoterica Thematic ETF Trust
52.	ETF Opportunities Trust
53.	Evanston Alternative Opportunities Fund
54.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
55.	Fat Tail Risk ETF, Series of Collaborative Investment Series Trust
56.	Fiera Capital Series Trust
57.	FlexShares Trust
58.	FOMO ETF, Series of Collaborative Investment Series Trust
59.	Forum Funds
60.	Forum Funds II
61.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
62.	Guinness Atkinson Funds
63.	Harbor ETF Trust
64.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
65.	Infinity Core Alternative Fund
66.	Infusive US Trust
67.	Innovator ETFs Trust
68.	Ironwood Institutional Multi-Strategy Fund LLC
69.	Ironwood Multi-Strategy Fund LLC
70.	John Hancock Exchange-Traded Fund Trust
71.	Mairs & Power Funds Trust
72.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
73.	Manor Investment Funds
74.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
75.	Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust
76.	Morningstar Funds Trust
77.	OSI ETF Trust
78.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
79.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
80.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
81.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
82.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
83.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
84.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
85.	Pacific Global ETF Trust
86.	Palmer Square Opportunistic Income Fund
87.	Partners Group Private Income Opportunities, LLC
88.	PENN Capital Funds Trust
89.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
90.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust

91.	Plan Investment Fund, Inc.
92.	PMC Funds, Series of Trust for Professional Managers
93.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
94.	Putnam ETF Trust
95.	Quaker Investment Trust
96.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
97.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
98.	Renaissance Capital Greenwich Funds
99.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
100.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
101.	RMB Investors Trust (f/k/a Burnham Investors Trust)
102.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
103.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
104.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
105.	Roundhill MVP ETF, Series of Listed Funds Trust
106.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
107.	Roundhill Streaming Services & Technology ETF, Series of Listed Funds Trust
108.	Salient MF Trust
109.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
110.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
111.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
112.	SHP ETF Trust
113.	Six Circles Trust
114.	Sound Shore Fund, Inc.
115.	Spear Alpha ETF, Series of Listed Funds Trust
116.	Strategy Shares
117.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
118.	Syntax ETF Trust
119.	The Active Dividend Stock ETF, Series of Collaborative Investment Series Trust
120.	The Chartwell Funds
121.	The Community Development Fund
122.	The De-SPAC ETF, Series of Collaborative Investment Series Trust
123.	The Private Shares Fund (f/k/a SharesPost 100 Fund)
124.	The Relative Value Fund
125.	The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
126.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
127.	Third Avenue Trust
128.	Third Avenue Variable Series Trust
129.	Tidal ETF Trust
130.	TIFF Investment Program
131.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
132.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
133.	Timothy Plan International ETF, Series of The Timothy Plan
134.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
135.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
136.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
137.	Transamerica ETF Trust
138.	Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust
139.	TrueShares AI & Deep Learning ETF, Series of Listed Funds Trust
140.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
141.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
142.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
143.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
144.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
145.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
146.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
147.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
148.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
149.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
150.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust

151.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
152.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
153.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
154.	U.S. Global Investors Funds
155.	Variant Alternative Income Fund
156.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
157.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
158.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
159.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
160.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
161.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
162.	VictoryShares Protect America ETF, Series of Victory Portfolios II
163.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
164.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
165.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
166.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
167.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
168.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
169.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
170.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
171.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
172.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
173.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
174.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
175.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
176.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
177.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
178.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
179.	WisdomTree Trust
180.	WST Investment Trust
181.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained in the physical possession of the Advisor or the Registrant’s administrator, custodian, or transfer agent.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 27th day of October 2021.

Infusive US Trust

By:	/s/ Andrea Ruggeri
Andrea Ruggeri
President & Principal Executive Officer

Pursuant to the requirements of the Securities Act this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Andrea Ruggeri	President & Principal Executive	October 27, 2021
Andrea Ruggeri	Officer

/s/ Conrad Levy	Trustee, Treasurer & Principal	October 27, 2021
Conrad Levy	Financial Officer

*Herbert M. Chain	Trustee	October 27, 2021

*Carlo A. Montagna	Trustee	October 27, 2021

*By: /s/ Conrad Levy

* Attorney-in-Fact pursuant to powers of attorney dated July 16, 2019 filed as exhibits to Pre-Effective Amendment No. 1 to the Registration Statement, filed on September 26, 2019, and incorporated by reference herein

EXHIBIT INDEX

Exhibit No.
(e)(1)	Distribution Agreement between the Trust and Foreside Fund Services, LLC
(e)(2)	Form of Authorized Participant Agreement
(j)(1)	Consent of Independent Registered Public Accounting Firm

EX-101.INS	Inline Interactive Data File - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
EX-101.SCH	XBRL Taxonomy Schema Document
EX-101.CAL	XBRL Taxonomy Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Label Linkbase Document
EX-101.PRE	XBRL Taxonomy Presentation Linkbase Document